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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) April 24, 2003


                          Third Wave Technologies, Inc.

             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                 000-31745           39-1791034

(State or Other Jurisdiction             (Commission         (IRS Employer
of Incorporation)                        File Number)        Identification No.)


502 S. Rosa Road, Madison, WI                                    53719

(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone number, including area code  (888) 989-2357


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)











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Item 7.  Financial Statements and Exhibits.

(a)  Exhibits:

99.1     Press Release issued by the Company.

Item 9.  Regulation FD Disclosure

         In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K is being furnished under Item 12 of Form 8-K. On April 24, 2003 the Company issued a press release, a copy of which is filed Exhibit 99.1.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              THIRD WAVE TECHNOLOGIES, INC.



Date:  April 24, 2003                         By: /s/ John Comerford
                                                 -------------------------------
                                                 Name:  John Comerford
                                                 Title: Vice President, General
                                                        Counsel, and Secretary



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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.        Description
-----------        -----------

99.1               Press Release issued by the Company



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